LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2019

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED APRIL 29, 2019 OF

QS VARIABLE GROWTH, QS VARIABLE MODERATE GROWTH, AND QS VARIABLE CONSERVATIVE GROWTH

Effective June 1, 2019, the following changes are made to the Summary Prospectus and Prospectus:

Under the section entitled “Principal investment strategies,” the following information is added as the last sentence of the first paragraph.

When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason-affiliated funds and ETFs, provided that appropriate products are available.

Under the section entitled “More on the fund’s investment strategies, investments and risks – Important information,” the following information is added as the last sentence of the fourth paragraph.

When selecting investments to fulfill a desired asset class exposure, the portfolio managers expect to allocate to Legg Mason-affiliated funds and ETFs, provided that appropriate products are available.

Please retain this supplement for future reference.

VANN526859